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                                                                   Exhibit 10.4



                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 7, 1997 (this "Amendment"), amends the Second Amended and Restated Credit Agreement, dated as of July 11, 1997 (the "Credit Agreement"), among AMERISERVE FOOD DISTRIBUTION, INC., a Nebraska corporation (the "Company"), the various financial institutions parties thereto (collectively, the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as letter of credit issuing lender, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as documentation agent (together with the Administrative Agent, the "Agents"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Company from time to time; and

     WHEREAS, the Company proposes to issue certain senior unsecured notes and to apply a portion of the proceeds thereof to repay the Term Loans; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective as of October 14, 1997, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.

     SECTION 1.1 Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order the following definitions:

          "First Amendment Effective Date" means the date on or before October 31, 1997 on which the First Amendment hereto shall become effective.

          "Senior Unsecured Notes means the up to $375,000,000 senior unsecured notes dated on or about October 14, 1997 due 2007, in the form described in the draft Offering Memorandum, a true and correct copy of which has been delivered to the Administrative Agent."


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     SECTION 1.2 Commitment Reduction. The last sentence of Section 2.7(c) of the Credit Agreement is hereby amended to state in its entirety as follows:

          "Once all of the Term Loans have been paid in full, any prepayment pursuant to this Section 2.7 shall be applied to the Revolving Loans; and the Revolving Loan Commitments shall be correspondingly reduced, except that no reduction of the Revolving Loan Commitments shall result from the issuance of the Senior Unsecured Notes."

     SECTION 1.3 Indebtedness. Section 9.5 of the Credit Agreement is hereby amended by adding the following at the end:

          "(m) Senior Unsecured Notes in a principal amount not in excess of $375,000,000."

     SECTION 1.4 Contingent Obligations. Section 9.8 of the Credit Agreement is hereby amended by adding the following immediately before the period at the end of clause (f) thereof: "and the Senior Unsecured Notes."

     SECTION 1.5 Negative Pledges, Restrictive Amendments, etc. Section 9.17 is hereby amended by inserting the following immediately after the words "Closing Date" in the first parenthetical contained therein: "or permitted by clause (m) of Section 9.5 as in effect as of the First Amendment Effective Date."

     SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, so long as such conditions shall be met before October 31, 1997, and notice thereof shall have been given by the Administrative Agent to the Company and the Lenders.

     SECTION 2.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

          (a) Amendment. This Amendment, duly executed by the Company, the Agents and the Required Lenders.

          (b) Consents. Copies, certified by the secretary or an assistant secretary of the Company, of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Amendment and the other documents described herein.


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          (c) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

          (d) Guarantors Consents. The consents of the Guarantors in the form attached hereto.

     SECTION 2.2 Senior Unsecured Notes. The Company shall have issued the Senior Unsecured Notes and repaid the Term Loans in full with the proceeds thereof.

     SECTION 2.3 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agents and each Lender that such statements are true and correct as at such times):

          (a) the representations and warranties set forth in Article VII of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default or Event of Default shall have then occurred and be continuing, and neither the Company nor any Guarantor shall be in material violation of any law or governmental regulation or court order or decree.

     SECTION 2.4 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Company or any Guarantor shall be satisfactory in form and substance to the Administrative Agent and its counsel; and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

     SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agents to enter into this Amendment, the Company represents and warrants to each Agent and each Lender as follows:

     SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment and the execution and delivery by each Guarantor of its consent executed or to be executed by it in connection with this Amendment, are within the Company's and each such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not


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          (a) contravene the Company's or any such Guarantor's Organization
     Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or any such Guarantor; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Company's or any Guarantor's properties.

     SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company or any other Guarantor of this Amendment or any consent to be executed by it in connection with this Amendment.

     SECTION 3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its respective terms; and each consent executed pursuant hereto by each other Guarantor will, on the due execution and delivery thereof by such Guarantor, be the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

     SECTION 4 MISCELLANEOUS.

     SECTION 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Administrative Agent (including Attorney Costs) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.


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     SECTION 4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENTS, THE LENDERS AND THE COMPANY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAWS.

     SECTION 4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   AMERISERVE FOOD DISTRIBUTION, INC.

                                   By:               /s/
                                      -------------------------------
                                      Title: CFO

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                      as Administrative Agent

                                   By:
                                      -------------------------------
                                      Title:

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                      as Issuing Lender

                                   By: /s/ William J. Stafeh
                                      -------------------------------
                                      Title: Vice President

                                   DONALDSON LUFKIN & JENRETTE
                                   SECURITIES CORPORATION,
                                      as Documentation Agent

                                   By: /s/ Harold Phillips
                                      -------------------------------
                                      Title: Managing Director

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,

                                   By:
                                      -------------------------------
                                      Title:

                                   BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY,

                                   By: /s/ Paul P. Malecki
                                      -------------------------------
                                      Title: Vice President



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                                   BANK ONE, WISCONSIN

                                   By: /s/ Eric L. Thomas
                                      -------------------------------
                                      Title: Vice President

                                   CANADIAN IMPERIAL BANK OF COMMERCE

                                   By:
                                      -------------------------------
                                      Title:

                                   THE DAI-ICHI KANGYO BANK, LIMITED

                                   By:
                                      -------------------------------
                                      Title:

                                   DEBT STRATEGIES FUND, INC.

                                   By: /s/ Anthony R. Clemente
                                      -------------------------------
                                      Title: Authorized Signatory

                                   DLJ CAPITAL FUNDING, INC.

                                   By:
                                      -------------------------------
                                      Title:

                                   FLEET NATIONAL BANK

                                   By: /s/
                                      -------------------------------
                                      Title: Senior Vice President

                                   THE FUJI BANK, LIMITED

                                   By: /s/
                                      -------------------------------
                                      Title: Joint General Manager

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LIMITED

                                   By:
                                      -------------------------------
                                      Title:


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                                   MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.

                                   By: /s/ Anthony R. Clemente
                                      -------------------------------
                                      Title: Authorized Signatory

                                   THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Manager

                                   NATEXIS BANQUE (BFCE)

                                   By:
                                      -------------------------------
                                      Title:

                                   NATIONAL WESTMINSTER BANK PLC

                                   By: /s/ Andrew S. Weinberg
                                      -------------------------------
                                      Title: Vice President

                                   SOUTHERN PACIFIC THRIFT & LOAN
                                      ASSOC.

                                   By: /s/ Chris Kelleher
                                      -------------------------------
                                      Title: Vice President

                                   THE SUMITOMO BANK, LIMITED

                                   By:
                                      -------------------------------
                                      Title:

                                   TRANSAMERICA BUSINESS CREDIT CORP.

                                   By: /s/
                                      -------------------------------
                                      Title: Vice President

                                   VAN KAMPEN AMERICAN CAPITAL
                                      PRIME RATE INCOME TRUST

                                   By:
                                      -------------------------------
                                      Title:



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                              AGREEMENT AND CONSENT


     The undersigned hereby agree and consent to the terms and provisions of the foregoing First Amendment to Second Amended and Restated Credit Agreement, and agree that the Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing First Amendment.

     Dated: October 14, 1997

                                   NEBCO EVANS HOLDING COMPANY

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer

                                   NORTHLAND TRANSPORTATION SERVICES,
                                   INC.

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer

                                   AMERISERV FOOD COMPANY

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer

                                   DELTA TRANSPORTATION, LTD.

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer

                                   CHICAGO CONSOLIDATED CORPORATION

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer

                                   AMERISERVE TRANSPORTATION, INC.

                                   By: /s/
                                      -------------------------------
                                      Title: Chief Financial Officer


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                                   AMERISERVE FUNDING CORPORATION


                                   By: /s/
                                      -------------------------------
                                      Title: President



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